Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 4.803 Million Tokens, and Total Crypto and Total Cash Holdings of $11.4 Billion

Bitmine has been approved for uplisting to the New York Stock Exchange (“NYSE”) from the NYSE American effective at the opening of trading on April 9, 2026

Bitmine has 3,334,637 staked ETH, representing $7.1 billion at $2,123 per ETH

MAVAN (Made in America VAlidator Network) is the premier Ethereum staking destination for BMNR and institutional investors, with a focus on security, performance, and resilience

Bitmine now owns 3.98% of the ETH token supply, over 79% of the way to the ‘Alchemy of 5%’ in just 9 months

Bitmine owns $92 million of ORBS, now one of the only publicly listed equities in the world to give investors direct exposure to OpenAI

Bitmine Crypto + Total Cash Holdings + “Moonshots” total $11.4 billion, including 4.803 million ETH tokens, total cash of $864 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine is the 96th most traded stock in the US, trading $987 million per day (5-day avg)

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, April 6, 2026 /PRNewswire/ -- (NYSE AMERICAN: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash + “moonshots” holdings totaling $11.4 billion.

Additionally, the company announced that it has been approved for uplisting to the New York Stock Exchange (“NYSE”) from the NYSE American. As a result of the uplisting, the Company’s common stock will cease trading on the NYSE American after market close on April 8, 2026, and will commence trading on the NYSE effective at the opening of trading on April 9, 2026. The Company’s common stock will continue to trade under the symbol “BMNR”.

As of April 5, 2026 at 8:30pm ET, the Company’s crypto holdings are comprised of 4,803,334 ETH at $2,123 per ETH (Coinbase NASDAQ: COIN), 198 Bitcoin (BTC), $200 million stake in Beast Industries, $92 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash of $864 million. Bitmine’s ETH holdings are 3.98% of the ETH supply (of 120.7 million ETH).

“The Iran war enters its 6th week and this war remains the most important driver of global markets. ETH remains the second best performing asset since the start of the war, with a 6.8% gain and outperforming the S&P 500 by 1,130bp. And ETH beating gold by 1,840bp demonstrates ETH is the wartime store of value. At the moment, this war exerts more influence on risk markets than global central banks,” said Thomas “Tom” Lee, Chairman of Bitmine.

BITMINE · BMNR

IRAN: Crypto & US Energy & Tech Outperformers since war

Relative Performance to S&P 500 since start of Iran Conflict

MSCI World Energy 13.0%
Ethereum 11.3%
Energy 10.8%
Bitcoin 7.0%
Comm. Services ex-Mag 7 3.2%
Expanded Tech-Software ETF (IGV) 2.8%
Technology ex-Mag 7 2.6%
MSCI World Utilities 2.1%
Utilities 1.9%
MSCI World Technology 1.6%
Financials 0.9%
Magnificent 7 0.4%
20Y+ Treasury Bond ETF (TLT) -0.1%
Real Estate -0.6%
MSCI World Financials -0.9%
MSCI World -1.0%
MSCI World Comm. Services -1.7%
Materials -1.7%
MSCI World Real Estate -3.0%
Industrials -3.1%
Staples -3.3%
MSCI World Discretionary -3.5%
MSCI World Health Care -3.6%
Healthcare -3.8%
MSCI World Industrials -4.1%
MSCI World Staples -4.3%
MSCI World Materials -4.8%
Discretionary ex-Mag 7 -4.8%
Gold Spot -7.1%
Korea (KOSPI) -9.6%
Silver Spot -17.8%

Source: Fundstrat, Bloomberg
*Performance from 2/27/2026 to 4/3/2026

Illustrative | For Discussion Purposes

“The war has placed downward pressure on global markets, so it is impressive to see ETH as one of the few to rise on an absolute basis. This is a great harbinger, as we expect ETH leadership to strengthen investors and eventually take cash off the sidelines,” continued Lee. “Ethereum continues to benefit from the dual tailwinds of Wall Street tokenizing on the blockchain and from agentic AI systems increasingly needing public and neutral blockchains.”

“Bitmine has maintained the increased pace of ETH buys in each of the past four weeks, as our base case ETH is in the final stages of the ‘mini-crypto winter.’ In the past week, we acquired 71,252 ETH which is the highest pace of buys since the week of December 22, 2025,” stated Lee.

Bitmine announced the official launch of MAVAN (the Made in American VAlidator Network), the institutional grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN intends to expand to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of April 6, 2026, Bitmine total staked ETH stands at 3,334,637 ($7.1 billion at $2,123 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the ETH staking reward is $282 million annually (using 2.78% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

STAKING: BMNR now staking over 3.3 million ETH

ETH Staked Over Time
408,627
659,219
1,256,083
1,838,003
2,009,267
2,897,459
2,897,459
3,040,483
3,040,483
3,040,483
3,040,483
3,040,515
3,142,643
3,142,643
3,334,637
4,803,334
6,034,595
Fully staked ETH
80%
55%
Annualized Staking Revenue by Week ($ Million)
$34
$59
$110
$166
$160
$189
$202
$176
$171
$172
$174
$187
$184
$177
$196
$282
$355
Fully staked ETH
80%
55%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/5*
Alchemy
Illustrative | For Discussion Purposes

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now $196 million. And this 3.3 million ETH is about 69% of the 4.8 million ETH held by Bitmine. The CESR (Composite Ethereum Staking Rate, administered by Quatrefoil) is 2.74%, while Bitmine’s own staking operations generated a 7-day yield of 2.78% (annualized),” continued Lee.

Bitmine crypto holding reigns as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which owns 762,099 BTC valued at $51 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $987 million (4-day average, as of April 2, 2026), ranking #96 in the US, behind Schlumberger (rank #95) and ahead of Adobe (rank #97) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

2

ALCHEMY OF 5%: BMNR ranked #96 by avg daily $ volume

93	SYY	Sysco Corp	Cons. Staples	$34,081	$1,002
94	UBER	Uber Technologies Inc	Industrials	$147,855	$988
95	SLB	Schlumberger NV	Energy	$73,929	$988
96	**BMNR**	**Bitmine Immersion Tech**	**Technology**	**$10,382**	**$987**
97	ADBE	Adobe Inc	Technology	$98,188	$986
98	IBM	International Business Machines	Technology	$232,783	$982
99	APH	Amphenol Corp	Technology	$157,340	$973

As of Apr 2, 2026

Illustrative | For Discussion Purposes

The GENIUS Act and Securities and Exchange Commission’s (the “SEC”) Project Crypto are as transformational to financial services in 2025 as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine (NYSE AMERICAN: BMNR) is a Bitcoin miner with operations in the US. The company is deploying its excess capital to be the leading Ethereum Treasury company in the world, implementing an innovative digital asset strategy for institutional investors and public market participants. Guided by its philosophy of “the alchemy of 5%,” the Company is committed to ETH as its primary treasury reserve asset, leveraging native protocol-level activities including staking and decentralized finance mechanisms. The Company launched MAVAN (Made-in America VAlidator Network), a dedicated staking infrastructure for Bitmine assets, in 2026.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

https://x.com/bmnrintern

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This document specifically contains forward-looking statements regarding progress and achievement of the Company’s goals regarding ETH acquisition and staking, the long-term value of Ethereum, continued growth and advancement of the Company’s Ethereum treasury strategy and the applicable benefits to the Company. In evaluating these forward-looking statements, you should consider various factors, including Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations and proposed future business; the competitive environment of Bitmine’s business; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the SEC on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

MEDIA CONTACT:

Marcy Simon

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